SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 3, 2005
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                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 12
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             (Exact name of registrant as specified in its charter)


      California                     333-107181                72-1566910
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


           17782 Sky Park Circle, Irvine, California             92614
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            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 8.01.  Other Events

         WNC Housing Tax Credit Fund VI, L.P., Series 12 ("Series 12") has acquired an interest in:

o        Kettle River Townhomes, a Minnesota limited partnership.

This entity is referred to herein as a local limited partnership.

o        Kettle River owns the Kettle River Townhomes in Sandstone, Minnesota.

         The following tables contain information concerning the local limited partnership identified herein and its property:

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                                         ESTIMATED
                                         OR ACTUAL    ESTIMATED                              PERMANENT    ANTICIPATED
              PROJECT                    CONSTRUC-    DEVELOPMENT                            MORTGAGE     AGGREGATE
LOCAL         NAME AND                   TION         COST         NUMBER OF     BASIC       LOAN         TAX
LIMITED       NUMBER        LOCATION     COMPLETION   (INCLUDING   APARTMENT     MONTHLY     PRINCIPAL    CREDITS
PARTNERSHIP   OF BUILDINGS  OF PROPERTY  DATE         LAND COST)   UNITS         RENTS       AMOUNT       (1)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
KETTLE RIVER  Kettle River  Sandstone    November     $1,273,920   10 2BR Units  $490        $798,000     $402,652
              Townhomes     (Pine        2005                      2 3BR Units   $590        RD (2)
                            County),
              1 building    Minnesota                                                        $180,000
                                                                                             GMHF (3)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------

1. Low income housing tax credits are available over a 10-year period. In the first credit year, Series 12 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 12 was a limited partner of the local limited partnership, and during which the apartment complex was completed and in service.

2. The U.S. Department of Agriculture, Rural Development will provide the mortgage loan for a term of 30 years at a market rate of interest prior to reduction of the interest rate by a mortgage interest subsidy to an annual rate of 1%. Principal and interest will be payable monthly based on a 50-year amortization schedule. Outstanding principal and interest will be due on maturity of the loan.

3. GMHF (Greater Minnesota Housing Fund) will provide the second mortgage loan for a term of 30 years at an annual interest rate of 1% per annum. Principal and interest may be payable monthly from available cash flow based on a 30-year amortization schedule. Outstanding principal and interest will be due on maturity of the loan.


Sandstone (Kettle River): Sandstone is in Pine County, Minnesota on Interstate Highway 35, approximately 70 miles southwest of Duluth. The population of the Sandstone market area is approximately 13,800. The major employers for Sandstone residents are Grand Hinckley Inn, Federal Correctional Institute, and Lakeside Medical Center.

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                                            LOCAL                          SHARING RATIOS:
LOCAL           LOCAL                       GENERAL        SHARING         ALLOCATIONS (4) AND
LIMITED         GENERAL       PROPERTY      PARTNER        RATIOS:         SALE OR REFINANCING  SERIES 12's CAPITAL
PARTNERSHIP     PARTNERS       MANAGER (1)   FEES (2)       CASH FLOW (3)   PROCEEDS (5)         CONTRIBUTION
--------------- ------------- ------------- -------------- --------------- -------------------- -------------------
KETTLE RIVER    Curtis G.      CEPCO        $168,498       Series 12:          99.98/.01/.01        $295,920
                Carlson Co.,   Management,                 Greater of 10%      24.99/.01/75
                Inc.           Inc.                        or $750

                M.F. Carlson                               LGP: 70%
                Co, Inc.
                                                           The balance: 24.99%
                Robert B.                                  to Series 12, .01%
                Carlson Co,                                to the SLP and 75%
                Inc.                                       to the LGP
--------------- ------------- ------------- -------------- --------------- -------------------- -------------------

1. The local limited partnership will employ either its local general partners or an affiliate of its local general partners, or a third party, as a property manager for leasing and management of the apartment complex. The fee payable generally is determined pursuant to market conditions.

2. The local limited partnership will pay its local general partners or an affiliate of its local general partners fees for various services, including organization, development, land acquisition, syndication, incentive management and the like.

3. Reflects the plan of distributions for the net cash flow from operations, if any, of the local limited partnership for each year of operations. Net cash flow generally is equal to the excess of revenues over expenses, including the property manager's fee and any deferred amount thereof.

4. Subject to certain special allocations, reflects the respective percentage interests in profits, losses and low income housing tax credits of (i) Series 12, (ii) WNC Housing, L.P., an affiliate of WNC & Associates, Inc. which is the special limited partner (SLP), and (iii) the local general partners (LGP).

5. Reflects the percentage interests in any net cash proceeds from sale or refinancing of the apartment complex of (i) Series 12, (ii) the SLP and
     (iii) the LGP. Net cash proceeds from sale or refinancing of the apartment complex is equal to the sale proceeds less payment of the mortgage loan and other local limited partnership obligations.


Item 9.01.  Financial Statements and Exhibits

         c.      Exhibits

         99.1 Amended and Restated Agreement of Limited Partnership of Kettle River Townhomes Limited Partnership, and related documents

         99.2 First Amendment to the Amended and Restated Agreement of Limited Partnership of Kettle River Townhomes Limited Partnership

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 12

                              By:   WNC National Partners, LLC,
                                    General Partner

Date: January 25, 2005              By:   WNC &  Associates, Inc.,
                                          Managing Member

                                          By: /s/ THOMAS J. RIHA
                                              -------------------
                                              Thomas J. Riha,
                                              Senior Vice President - Chief
                                              Financial Officer

                                  EXHIBIT INDEX

     Exhibit
     Number      Description


     99.1 Amended and Restated Agreement of Limited Partnership of Kettle River Townhomes Limited Partnership, and related documents

     99.2 First Amendment to the Amended and Restated Agreement of Limited Partnership of Kettle River Townhomes Limited Partnership